Exhibit 10.20.5

Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed

AMENDMENT NO. 5 TO MASTER REPURCHASE AGREEMENT

This Amendment No. 5 to Master Repurchase Agreement, dated as of February 26, 2021 (this “Amendment”), by and among Nomura Corporate Funding Americas, LLC (“Buyer”) and Finance of America Commercial LLC (the “Seller”).

RECITALS

Buyer and Seller are parties to that certain Master Repurchase Agreement, dated as of August 18, 2017 (as amended by Amendment No. 1 to Master Repurchase Agreement, dated as of September 29, 2017, Amendment No. 2 to Master Repurchase Agreement, dated as of September 28, 2018, Amendment No. 3 to Master Repurchase Agreement, dated as of November 21, 2018 and Amendment No. 4 to Master Repurchase Agreement, dated as of February 19, 2021, the “Existing Repurchase Agreement”; as amended by this Amendment, the “Repurchase Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Repurchase Agreement.

Buyer and Seller have agreed, subject to the terms and conditions of this Amendment, that the Existing Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Repurchase Agreement.

Accordingly, Buyer and Seller hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Repurchase Agreement is hereby amended as follows:

SECTION 1. Amendments to Existing Repurchase Agreement. Effective as of the date hereof, the Existing Repurchase Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double- underlined text (indicated textually in the same manner as the following example: double- underlined text) as set forth in Exhibit A hereto. The parties hereto further acknowledge and agree that Exhibit A constitutes the conformed agreement as amended and modified by the terms set forth herein.

SECTION 2. Conditions Precedent. This Amendment shall become effective as of the date hereof, subject to Buyer’s receipt of the following documents, each of which shall be satisfactory to Buyer in form and substance:

(a) this Amendment, executed and delivered by Seller and Buyer; and

(b) Amendment No. 12 to Pricing Side Letter, executed and delivered by Seller and Buyer.

SECTION 3. Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms and the execution of this Amendment.

SECTION 4. Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. Counterparts may be delivered electronically. Facsimile, documents executed, scanned and transmitted electronically and electronic signatures shall be deemed original signatures for purposes of this Amendment and all matters related thereto, with such facsimile, scanned and electronic signatures having the same legal effect as original signatures. The parties agree that this Amendment, any addendum or amendment hereto or any other document necessary for the consummation of the transaction contemplated by this Amendment may be accepted, executed or agreed to through the use of an electronic signature in accordance with the Electronic Signatures In Global and National Commerce Act, Title 15, United States Code, Sections 7001 et seq., the Uniform Electronic Transaction Act and any applicable state law. Any document accepted, executed or agreed to in conformity with such laws will be binding on all parties hereto to the same extent as if it were physically executed and each party hereby consents to the use of any secure third party electronic signature capture service providers, as long as such service providers use system logs and audit trails that establish a temporal and process link between the presentation of identity documents and the electronic signing, together with identifying information that can be used to verify the electronic signature and its attribution to the signer’s identity and evidence of the signer’s agreement to conduct the transaction electronically and of the signer’s execution of each electronic signature.

SECTION 5. Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

SECTION 6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF, OTHER THAN SECTION 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, WHICH SHALL GOVERN.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

NOMURA CORPORATE FUNDING AMERICAS, LLC, as Buyer

By:	/s/ David Ritchie
Name:	David Ritchie
Title:	Managing Director

Signature Page to Amendment No. 5 to Master Repurchase Agreement (Nomura/FACo)

FINANCE OF AMERICA COMMERCIAL LLC,
as Seller

By:	/s/ Robert Conway
Name:	Robert Conway
Title:	Treasurer

Signature Page to Amendment No. 5 to Master Repurchase Agreement (Nomura/FACo)